SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 18, 2003


                         GS Mortgage Securities Corp.
            (Exact name of registrant as specified in its charter)


             Delaware                   333-100818            13-6357101
----------------------------------      -----------       -------------------
(State or other jurisdiction           (Commission         (I.R.S. Employer
 of incorporation or organization)     File Number)        Identification No.)


                                85 Broad Street
                              New York, NY 10004
              (Address of Principal Executive Offices) (Zip Code)


                                (212) 902-1000
              Registrant's telephone number, including area code


                                Not Applicable
         (Former name or former address, if changed since last report)


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Item 5.  Other Events
         ------------

         GS Mortgage Securities Corp. (the "Registrant" or the "Company") registered issuances of Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-100818) (the "Registration Statement"). The Securities and Exchange Commission declared this Registration Statement effective at 10:30AM on December 2, 2002. This Current Report on Form 8-K discloses the use of Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on March 9, 1995 to the Public Securities Association) furnished to the Company by Goldman, Sachs & Co. in respect of the Company's proposed offering of approximately $347,228,549 of Mortgage Pass-Through Certificates, Series 2003-9 (the "Certificates"). These Collateral Term Sheets were first distributed to prospective investors on July 18, 2003.

         The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Act. The Certificates will be registered pursuant to the Act under the Registration Statement. This transaction is expected to close on September 11, 2003. The Company hereby incorporates the attached Collateral Term Sheets by reference in the Registration Statement.

         Any statement or information contained in the attached Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         A description of the Exhibit filed herewith is attached hereto.

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GS Mortgage Securities Corp.


                                            By:  /s/ Samuel Ramos
                                                 ------------------------------
                                                 Name:   Samuel Ramos
                                                 Title:  Secretary

Dated:  July 22, 2003

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                                 EXHIBIT INDEX

Exhibit No.                   Description
-----------                   -----------

99                            Collateral Term Sheets as prepared by
                              Goldman, Sachs & Co. for an offering of
                              approximately $347,228,549 of Mortgage Pass-
                              Through Certificates, Series 2003-9 pursuant to the Registration Statement